SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS CROCI® Equity Dividend Fund
The following changes are effective on or about December 1, 2019:
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s summary prospectus.
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	3/18/1988	-8.79	5.71	9.80
After tax on distributions		-11.22	4.76	9.15
After tax on distributions and sale of fund shares		-3.32	4.43	8.06
Class T before tax	6/5/2017	-5.61	6.47	10.28
Class C before tax	9/11/1995	-3.92	6.18	9.62
Class R before tax	10/1/2003	-3.50	6.70	10.14
INST Class before tax	8/19/2002	-2.97	7.25	10.79
Class S before tax	2/28/2005	-3.03	7.23	10.69
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-8.27	5.95	11.18
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		-4.38	8.49	13.12

	Class Inception	1 Year	Since Inception
Class R6 before tax	3/2/2015	-2.90	5.83
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-8.27	4.16
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		-4.38	6.84
The Russell 1000® Value Index has replaced the S&P 500® Index as the fund's primary benchmark index. The Advisor believes that the new index better represents the fund's investment strategy and is therefore more suitable for performance comparison.
November 22, 2019
PROSTKR-133

Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-133
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